UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2011

Marathon Oil Corporation
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(713) 629-6600

Not Applicable
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(b)   Pro Forma Information

The unaudited pro forma consolidated balance sheet of Marathon Oil Corporation as of March 31, 2011 and the unaudited pro forma consolidated statements of income of Marathon Oil Corporation for the three months ended March 31, 2011 and March 31, 2010 and for the years ended December 31, 2010, 2009 and 2008 are included as Exhibit 99.1 to this report and are incorporated into this Item 9.01 by reference.

(d) Exhibits:

2.1
Separation and Distribution Agreement dated May 25, 2011 among Marathon Oil Corporation, Marathon Oil Company and Marathon Petroleum Corporation (incorporated by reference to Exhibit 2.1 to Marathon Oil Corporation's Form 8-K filed on May 25, 2011).

99.1	Unaudited Pro Forma Consolidated Financial Statements of Marathon Oil Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2011		MARATHON OIL CORPORATION

	By:	/s/ Michael K. Stewart
Name: Michael K. Stewart
Title: Vice President, Accounting and Controller

EXHIBIT INDEX

Number                      Exhibit

2.1
Separation and Distribution Agreement dated May 25, 2011 among Marathon Oil Corporation, Marathon Oil Company and Marathon Petroleum Corporation (incorporated by reference to Exhibit 2.1 to Marathon Oil Corporation's Form 8-K filed on May 25, 2011).

99.1	Unaudited Pro Forma Consolidated Financial Statements of Marathon Oil Corporation.